UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

CANNABIS SCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	000-28911	91-1869677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur Blvd., Suite #300 Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

1-888-263-0832

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 7.01	Regulation FD Disclosure

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of Cannabis Science, Inc. (the “Company”) announcing that the Company’s Subsidiary, Cannabis Science Europe GmbH Acquires Majority Shares of German Bio Med GmbH Jinvator to Facilitate European Expansions, New Products, and Additional Clinical Studies.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
99.1	Cannabis Science, Inc. Press Release dated April 5, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS SCIENCE, INC.

Date: April 5, 2017	By:	/s/ Raymond C. Dabney
Raymond C. Dabney, President & C.E.O.

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